EXHIBIT 10.6

EXECUTION COPY

SUPPLEMENT NO. 1 TO SECURITY AGREEMENT

This SUPPLEMENT NO. 1 (this “Supplement”), dated as of December 28, 2011, to the Security Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”), dated as of March 17, 2010, among SOLUTIA INC., a Delaware corporation (the “Borrower”), each Subsidiary of the Borrower listed on Schedule I thereto (collectively, together with each other Subsidiary that becomes a party thereto, the “Subsidiary Guarantors” and, together with Borrower, the “Grantors”), and DEUTSCHE BANK TRUST COMPANY AMERICAS, as collateral agent (in such capacity, together with its successors in such capacity, the “Collateral Agent”) on behalf of the Secured Parties (as defined in the Credit Agreement referred to below).

A.           Reference is made to (a) the Credit Agreement dated as of March 17, 2010 (as amended by the Amendment No. 1, dated as of March 3, 2011, and as otherwise restated, amended and restated, supplemented or modified from time to time, the “Credit Agreement”), among the Borrower, the Collateral Agent, Deutsche Bank Trust Company Americas, as administrative agent (in such capacity and together with any successors in such capacity, the “Administrative Agent”) for the Lenders (as defined herein), the lending institutions from time to time party thereto (the “Lenders”), and the other agents party thereto, (b) the Guarantee Agreement, dated as of March 17, 2010 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Guarantee Agreement”), made by the Subsidiary Guarantors in favor or the Collateral Agent, and (c) the Pledge Agreement, dated March 17, 2010, made by certain Grantors in favor of the Collateral Agent (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Pledge Agreement” and, together with the Security Agreement and the Guarantee Agreement (as defined below), the “Collateral Documents”)

B.           Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement.

C.           Pursuant to Section 5.15 of the Credit Agreement, each Subsidiary (other than any Excluded Subsidiary) of the Borrower that was not in existence or not a Subsidiary on the date of the Credit Agreement is required to enter into the Collateral Documents upon becoming a Subsidiary.  Each of the Collateral Documents provides that such Subsidiary may become a party to the Collateral Documents by execution and delivery of an instrument in the form of this Supplement.  The undersigned Subsidiaries (collectively, the “New Subsidiaries”) are executing this Supplement in accordance with the requirements of the Credit Agreement to become parties to the Collateral Documents.

Accordingly, the Collateral Agent and the New Subsidiary agree as follows:

SECTION 1.       In accordance with Section 5.15 of the Credit Agreement, the New Subsidiary by its signature below becomes a Grantor and Pledgor under each of the Collateral Documents with the same force and effect as if originally named therein as a party thereto and hereby (a) agrees to all terms and provisions of the Collateral Documents applicable to it as a Grantor, Guarantor and Pledgor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor, Guarantor and Plegor thereunder are true and correct in all material respects on and as of the date hereof (except to the extent such representations and warranties relate to an earlier date and in such case they shall be true and correct in all material respects as of such date).  In furtherance of the foregoing, the New Subsidiary, as security for the payment and performance in full of the Obligations, does hereby create and grant to the Collateral Agent for the benefit of the Secured Parties and their permitted successors and assigns a security interest in and lien on all of such New Subsidiary’s right, title and interest in and to the Collateral (as defined in the Security Agreement) and the Securities Collateral (as defined in the Pledge Agreement) of such New Subsidiary.  Each of the Collateral Documents is hereby incorporated herein by reference.

SECTION 2.       The New Subsidiary represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except that the enforcement thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally.

SECTION 3.       This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed signature page to this Supplement by facsimile or other electronic transmission (e.g., “PDF” or “tif” via e-mail) shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4.       The New Subsidiary hereby represents and warrants that (a) all information set forth in the Perfection Certificate (substantially in the form of Annex II to the Security Agreement), including the schedules annexed thereto, has been duly prepared, completed and executed by such New Subsidiary and the information set forth therein is correct and complete in all material respects and (b) set forth on Schedule I attached hereto is a true and correct schedule describing the securities of such New Subsidiary being pledged hereunder.

SECTION 5.       Except as expressly supplemented thereby, each of the Collateral Documents shall remain in full force and effect.

SECTION 6.       THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7.       In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Collateral Documents shall not in any way be affected or impaired thereby (it being understood that the invalidity a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction).  The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provsions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

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SECTION 8.       All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit Agreement.  All communications and notices hereunder to the New Subsidiary shall be given to it c/o the Borrower at the Borrower’s address as provided in Section 9.01 of the Credit Agreement, with a copy to the Borrower.

SECTION 9.       The New Subsidiary agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent in each case in accordance with the terms of the Credit Agreement.

[Signature Page Follows]

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IN WITNESS WHEREOF, the New Subsidiary and the Collateral Agent have duly executed this Supplement as of the day and year first above written.

SOUTHWALL TECHNOLOGIES INC.

By: /s/James A. Tichenor
Name: James A. Tichenor
Title: Vice President and Treasurer

S-1

DEUTSCHE BANK TRUST COMPANY
AMERICAS,
as Collateral Agent

By: /s/Carin Keegan
Name: Karin Keegan
Title: Director

By: /s/Omayra Laucella
Name: Omayra Laucella
Title: Vice President

[Signature Page to Supplement No. 1 to Security Agreement]

SCHEDULE I

to the Joinder Agreement

Pledged Securities of the New Subsidiary

PLEDGED EQUITY INTERESTS

Issuer	Number of Certificate	Registered Owner	Number and Class of Shares	Percentage of Shares
Southwall Technologies Inc.	1	Solutia Inc.	1,000 shares of Common Stock	100%

PLEDGED DEBT

Issuer	Principal Amount	Date of Note	Maturity Date
N/A